UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 8, 2019

iShares® S&P GSCI™ Commodity-Indexed Trust

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-32947 (Commission File Number)	51-6573369 (I.R.S. Employer Identification No.)

c/o iShares Delaware Trust Sponsor LLC

400 Howard Street

San Francisco, California 94105

Attn: Product Management Team

iShares Product Research & Development

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 670-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares	GSG	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2019, BlackRock Asset Management International Inc., the member of iShares Delaware Trust Sponsor LLC (the “Sponsor”), sponsor of iShares S&P GSCI Commodity-Indexed Trust (the “Trust”), appointed Mary Cronin (formerly, Miley) to the Board of Directors of the Sponsor effective July 8, 2019. Ms. Cronin will continue to serve as the Chief Financial Officer of the Sponsor.

Ms. Cronin, 42, joined BlackRock, Inc. in May 2012 and serves as a Director in the Product Oversight and Governance team, performing supervisory and managerial functions. Prior to joining BlackRock, Inc., Ms. Cronin served in an accounting operations and financial reporting function, supporting the registered funds and UCITS funds at Dodge & Cox, an asset management firm, from November 2008 to April 2012. Prior to that, Ms. Cronin was an audit Senior Manager at PricewaterhouseCoopers, where she focused on the audits of registered investment companies. Ms. Cronin earned a Bachelor of Science in business administration from California Polytechnic State University, San Luis Obispo, in 1999, and is a certified public accountant (inactive).

Ms. Cronin replaces Stephen Messinger as a Director of the Sponsor. Mr. Messinger resigned as a Director of the Sponsor, effective July 8, 2019. Mr. Messinger's decision to resign was not the result of any dispute or disagreement with the Trust on any matter relating to the Trust's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2019

iShares S&P GSCI Commodity-Indexed Trust*

By:	iShares Delaware Trust Sponsor LLC

By:	/s/ Paul Lohrey
Name: Paul Lohrey
Title: Director, President and Chief Executive Officer

*	The registrant is a trust. The individual specified above is signing in his capacity as an officer and/or authorized signatory of iShares Delaware Trust Sponsor LLC, the Sponsor of the Trust.